THE BAUPOST FUND

                                  ANNUAL REPORT

                                October 31, 2001




























This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                October 31, 2001








CONTENTS:


     Report of Independent Auditors.......................................    1

     Statement of Operations for the year ended October 31, 2001..........    2

     Statement of Changes in Net Assets for the years ended October 31,
         2001 and October 31, 2000........................................    3

     Notes to Financial Statements........................................    4

     Financial Highlights.................................................    7

                         REPORT OF INDEPENDENT AUDITORS



To the Trustees and Shareholders of
   The Baupost Fund

We have audited the accompanying statement of operations of The Baupost Fund (the "Fund") for the year ended October 31, 2001, the related statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the results of The Baupost Fund's operations for the year ended October 31, 2001, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

As described in Note A to the financial statements, the trustees of the Baupost Fund approved a plan of liquidation on July 19, 2001. The fund was liquidated as of October 31, 2001.

                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
December 17, 2001

                                   THE BAUPOST FUND

                                STATEMENT OF OPERATIONS

                              Year Ended October 31, 2001


INVESTMENT INCOME:
      INCOME:
           Interest                                                         $  8,526,940
           Dividends (net of foreign withholding taxes of $10,346)               415,921
                                                                            ------------
                            Total Income                                       8,942,861

      EXPENSES:
           Investment management fee                                           1,190,070
           Interest expense                                                      850,591
           Investment expenses                                                   415,890
           Administrative fee                                                    297,517
           Insurance expense                                                      85,723
           Equity swap contract expense                                           58,489
           Custodian fees                                                         53,777
           Trustees' fees                                                         52,540
           Audit fees                                                             37,067
           Legal fees                                                             24,047
           Transfer agent fees                                                    23,828
           Registration and filing fees                                           10,884
           Miscellaneous                                                           7,963
                                                                            ------------
                            Total Expenses                                     3,108,386
                                                                            ------------
                                NET INVESTMENT INCOME                          5,834,475

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
           Net realized gain on:
                       Investments and equity swap contracts                  23,651,104
                       Short sales                                             1,484,463
                       Foreign currency transactions                           1,193,808
                                                                            ------------
                                                                              26,329,375
           Change in unrealized appreciation/depreciation on:
                       Investments and equity swap contracts                  (5,916,292)
                       Short sales                                                48,469
                       Foreign currency transactions                            (209,309)
                                                                            ------------
                                                                              (6,077,132)

                                NET REALIZED AND UNREALIZED
                                  GAIN ON INVESTMENTS                         20,252,243
                                                                            ------------
                                NET INCREASE IN NET ASSETS
                                  RESULTING FROM OPERATIONS                 $ 26,086,718
                                                                            ============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED              YEAR ENDED
                                                               OCTOBER 31, 2001        OCTOBER 31, 2000
                                                                 -------------           -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                        $   5,834,475           $   1,962,827
    Net realized gain on investments and foreign
          currency transactions                                     26,329,375               7,251,546
    Change in unrealized appreciation/depreciation on
          investments and foreign currency transactions             (6,077,132)             14,009,645
                                                                 -------------           -------------
             NET INCREASE IN NET ASSETS
                RESULTING FROM OPERATIONS                           26,086,718              23,224,018

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      (3,984,433)             (2,952,563)
    From net realized gain on investments                           (4,609,442)                   --
    From liquidating distributions                                 (99,118,082)                   --
                                                                 -------------           -------------
                     TOTAL DISTRIBUTIONS                          (107,711,957)             (2,952,563)

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                5,196,805               6,842,771
    Reinvestment of dividends                                        8,181,708               2,769,217
    Cost of shares redeemed                                        (52,209,205)            (33,326,296)
                                                                 -------------           -------------
             NET DECREASE IN NET ASSETS
                RESULTING FROM SHARE TRANSACTIONS                  (38,830,692)            (23,714,308)
                                                                 -------------           -------------
                     TOTAL DECREASE IN NET ASSETS                 (120,455,931)             (3,442,853)

NET ASSETS AT BEGINNING OF PERIOD                                  120,455,931             123,898,784
                                                                 -------------           -------------
             NET ASSETS AT END OF PERIOD
                   (including undistributed net
                   investment income of $0 and
                   $3,235,275, respectively)                     $           0           $ 120,455,931
                                                                 =============           =============


OTHER INFORMATION:
    Shares sold                                                        330,534                 496,567
    Shares issued in reinvestment of dividends                         555,068                 215,671
    Shares redeemed                                                 (3,825,774)             (2,488,364)
    Shares liquidated October 31, 2001                              (4,877,848)                   --
                                                                 -------------           -------------
    Net decrease                                                    (7,818,020)             (1,776,126)
                                                                 =============           =============

                         See notes to financial statements.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 2001

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company. On July 19, 2001, the Trustees of the Fund voted to liquidate the Fund. The liquidation was completed on October 31, 2001. Net assets were distributed to shareholders in the form of a partial liquidating distribution paid August 10, 2001 to shareholders of record August 1, 2001 and a final liquidating distribution paid October 31, 2001 to shareholders of record that day. As of October 31, 2001, the Fund had no assets, liabilities or shares outstanding and, accordingly, no balance sheet or schedule of investments is presented.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION: Income and expenses relating to foreign securities are translated into U.S. dollars at the exchange rate on the dates of the transactions. For financial statement purposes, gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses, and gains and losses attributable to foreign exchange rate movements on income and expenses are recorded as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign exchange rates is not separately disclosed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, including original issue discount, where applicable, is recorded on an accrual basis.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

EQUITY SWAP CONTRACTS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other. At the time the Fund enters into an equity swap contract, it may be required to deposit collateral, cash or Treasury bills with its broker.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 2001

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At the specified payment intervals, cash moves from one party to the other or the Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest income or expense. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation or depreciation on investments. When the contracts are closed, the Fund recognizes a gain or loss.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that The Baupost Group L.L.C. ("Baupost") has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amounts owed to the Fund under each such repurchase agreement.

OPTIONS: The Fund may either write or purchase call and put options for both hedging and non-hedging activities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Also, for non-listed options, the Fund bears the risk of loss of premium and market value should the counterparty not perform under the contract. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option.

STOCK LENDING: The Fund may lend securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives a fee for lending its securities and also continues to earn income on the securities loaned.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund met the definition of a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code), for the period through the date of its liquidation on October 31, 2001. In accordance with Code provisions, the Fund is not subject to income tax as a result of distributing all net assets to shareholders in the form of liquidating distributions during the year. Therefore, no provision has been made for federal income taxes. All historical differences in the recognition or classification of income between the financial statements and tax earnings and profits have now been reversed.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 2001

NOTE B - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2001 aggregated $65,817,000 and $166,815,000, respectively.

NOTE C - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and members of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1.00% of the Fund's average net assets and an administrative fee at an annual rate of 0.25% of the Fund's average net assets to serve as investment adviser and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. Legal expenses associated with the Fund's liquidation were paid by Baupost. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

NOTE D - CAPITAL GAIN DESIGNATION (UNAUDITED)

For federal income tax purposes, the Fund designates $17,186,000 as capital gain dividends for its year ended October 31, 2001.

-----------------------------------------------------------------------------------------------------------------
                                                 THE BAUPOST FUND

                                               FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED OCTOBER 31

                                                  2001          2000          1999          1998           1997
                                                --------      --------      --------      --------       --------
Selected Per Share Data
Net Asset Value, beginning of period            $  15.41      $  12.91      $  12.18      $  17.09       $  15.38
                                                --------      --------      --------      --------       --------
Income/(loss) from investment operations
   Net investment income                            1.15          0.26          0.14          0.55           0.30
   Net realized and unrealized gain/(loss)          2.04          2.57          0.86         (2.83)          3.47
                                                --------      --------      --------      --------       --------
Total from investment operations                    3.19          2.83          1.00         (2.28)          3.77
                                                --------      --------      --------      --------       --------
Less distributions
   From net investment income                       0.51          0.33          0.27          0.58           0.40
   From net realized gain                           0.59          --            --            2.05           1.66
   From liquidating distributions                  17.50          --            --            --             --
                                                --------      --------      --------      --------       --------
Total distributions                                18.60          0.33          0.27          2.63           2.06
                                                --------      --------      --------      --------       --------
Net Asset Value, end of period                  $   0.00      $  15.41      $  12.91      $  12.18       $  17.09
                                                =======       ========      ========      ========       ========
Total Return                                       22.54%        22.43%         8.29%       (16.30%)        27.04%


Ratios and Supplemental Data
Net assets, end of period (in thousands)        $      0      $120,456      $123,899      $134,003       $152,958
Ratio of net expenses to average net assets         2.50%         2.64%(a)      2.00%         2.12%          2.14%
Ratio of total expenses excluding waiver of
   management fee to average net assets             2.50%         2.65%(a)      2.00%         2.19%          2.14%
Ratio of net investment income to average
   net assets                                       4.69%         1.67%         1.08%         2.98%          1.45%
Ratio of net investment income excluding
   waiver of management fee to average net
   assets                                           4.69%         1.66%         1.08%         2.91%          1.45%
Portfolio turnover rate                              142%          248%          149%          129%           140%


(a)  The change in expense ratios from the prior year is primarily due to an increase in equity swap contract expense.

                                        7